UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒	Filed by Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FLUX POWER HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Flux Power Holdings, Inc.
985 Poinsettia Avenue, Suite A
Vista, California 92081
Tel: (877) 505-3589

LETTER FROM THE EXECUTIVE CHAIRMAN

December [__], 2014

Dear Stockholder:

On behalf of the Board of Directors of Flux Power Holdings, Inc., I invite you to attend our 2015 Annual Meeting of Stockholders (“Annual Meeting”). We hope you can join us. The Annual Meeting will be held at our corporate offices located at 985 Poinsettia Avenue, Suite A, Vista, California 92081, on February 17, 2015 at 10:00 a.m. Pacific Standard Time.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company. As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, to vote to amend the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 145,000,000 to 300,000,000, to vote on the 2014 Equity Incentive Plan, to approve, on an advisory basis, the compensation of our named executive officers, to vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers, and the ratification of the appointment of our independent registered public accounting firm, and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote and submit your proxy by signing, dating and returning your proxy card as promptly as possible. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Flux Power Holdings, Inc.. We look forward to seeing you at our Annual Meeting.

Sincerely,

Timothy Collins,
Executive Chairman

Flux Power Holdings, Inc.
985 Poinsettia Avenue, Suite A
Vista, California 92081
Tel: (877) 505-3589

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on February 17, 2015

Dear Stockholder,

Notice is hereby given that the 2015 Annual Meeting of Stockholders of Flux Power Holdings, Inc. (“Annual Meeting”), a Nevada corporation (the “Company”), will be held at our corporate offices located at 985 Poinsettia Avenue, Suite A, Vista, California 92081, on February 17, 2015 at 10:00 a.m. Pacific Standard Time, for the following purposes:

(1)	To elect four persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

(2)	To consider and vote on an amendment to the Articles of Incorporation of the Company to increase the authorized shares of common stock;

(3)	To consider and vote on our 2014 Equity Incentive Plan;

(4)	To consider and vote upon a proposal to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015;

(5)	To approve, on an advisory basis, the compensation of our named executive officers;

(6)	To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers; and

(7)	To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 23, 2014, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. For a period of 10 days prior to the Annual Meeting, a list of stockholders will be kept at our corporate offices and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Notice of Internet Availability of Proxy Materials will be mailed to our stockholders on or about January 8, 2015. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our Proxy Statement and Annual Report and how to vote your shares. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting. A copy of our Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT TO ATTENTION OF RONALD F. DUTT, CORPORATE SECRETARY, 985 POINSETTIA AVENUE, SUITE A, VISTA, CALIFORNIA 92081 OR FAX AT,[________________________] BY FEBRUARY ___, 2015. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

Date: December [__], 2014	Sincerely,

Timothy Collins,
Executive Chairman

Flux Power Holdings, Inc.
985 Poinsettia Avenue, Suite A
Vista, California 92081
Tel: (877) 505-3589

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS:

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on February 17, 2015.

Notice of Internet Availability of Proxy Materials

We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing a full set of printed proxy materials to each stockholder. On or about January 8, 2015 we began mailing to certain of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), which includes instructions on (i) how to access our Proxy Statement and Annual Report on the Internet, (ii) how to request that a printed copy of these proxy materials be forwarded to you, and (iii) how to vote your shares. If you receive the Notice, you will not receive a printed copy of the proxy materials unless you request a printed copy by following the instructions in the Stockholder Notice. Requests for printed copies of the proxy materials can be made by telephone at (877) 505-3589 or by email at [_____________________]

Stockholders may view this proxy statement, our form of proxy and our 2014 Annual Report to Stockholders over the Internet by accessing our website at
http://www.fluxpwr.com

Flux Power Holdings, Inc.
985 Poinsettia Avenue, Suite A
Vista, California 92081
Tel: (877) 505-3589

PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors of Flux Power Holdings, Inc., a Nevada corporation, seeks your proxy for use at our 2015 Annual Meeting of Stockholders (or any adjournment, postponement or rescheduling thereof) to be held on February 17, 2015, at 10:00 a.m. Pacific Standard Time. Our Annual Meeting will be held at our corporate offices located at 985 Poinsettia Avenue, Suite A, Vista, California 92081. The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is December [__], 2014. Unless the context requires otherwise, references to the “Company,” “we,” “us” or “our” in this proxy statement refer to Flux Power Holdings, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS

The following is qualified in its entirety by the more detailed information contained in this proxy statement. The following questions and answers are provided for your convenience and briefly address some commonly asked questions about the annual meeting. These questions and answers may not address all questions that may be important to you as a stockholder. Stockholders are urged to carefully read this proxy statement in its entirety.

WHY DID I RECEIVE A NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS ON THE INTERNET?

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials to our stockholders over the internet. Accordingly, we are sending by mail only a Notice of Internet Availability of Proxy Materials (the “Notice”) , to our stockholders of record and posting our proxy materials online at www._________________. The Notice contains only an overview of the complete proxy materials available. Stockholders are strongly encouraged to access and review all the proxy materials on the website referred to in the Notice or request a paper or electronic copy of the full set of the proxy materials for review prior to voting. Instructions on how to access the proxy materials over the internet or to request a paper or electronic copy of the full set of the proxy materials may be found in the Notice. We intend to mail the Notice on or about January 8, 2015 to all stockholders of record as of December 23, 2014.

IF I RECEIVED A NOTICE, WILL I RECEIVE ANY PROXY MATERIALS BY MAIL OTHER THAN THE NOTICE?

No. If you received a Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please go to www._________________ or call (877) 505-3589, or send email to attention of Ronald F. Dutt, Corporate Secretary, at ___________________________.

WHAT AM I VOTING UPON?

At the Annual Meeting, stockholders will be asked to take action:

(1)	To elect four (4) directors, as described in this Proxy Statement;
(2)	To consider and vote on an amendment to the Articles of Incorporation of the Company to increase the authorized shares of common stock;

(3)	To consider and vote on our 2014 Equity Incentive Plan;

(4)	To consider and vote upon a proposal to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015;
(5)	To approve, on an advisory basis, the compensation of our named executive officers;
(6)	To vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers; and

(7)	To transact such other business as may properly come before the Annual Meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock at the close of business on December 23, 2014, the record date, will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the record date, __________shares of common stock, par value $0.001 per share, were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

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Stockholder of Record: Shares Registered in Your Name

If, on December 23, 2014, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted. By returning a properly signed and dated proxy card, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on December 23, 2014, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Annual Meeting.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were [__] shares of common stock outstanding and entitled to vote. Thus, at least [__] shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Annual Meeting.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters and as the proxy holder may determine in his/her discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For example, Proposal 4 - ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm is commonly considered as a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposal 4. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 - the election of a director to our Board of Directors, Proposal 2 – to amend to our Articles of Incorporation to increase the authorized number of shares of common stock, Proposal 3 – adoption of our 2014 Equity Incentive Plan, Proposal 5 - the advisory vote to approve the compensation of the named executive officers, Proposal 6 - the advisory vote to determine the frequency of future advisory votes on the compensation of the named executive officers. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

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WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of four directors, requires a plurality of the votes cast to elect a director. The four nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome. Withheld votes or broker non-votes, will not affect the outcome of the vote on Proposal No. 1.

The proposals to amend our Articles of Incorporation to increase the authorized number of shares of common stock, and our 2014 Equity Incentive Plan will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. The proposal to ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

The advisory vote to approve the compensation of named executive officers will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. The advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers requires the affirmative vote of the holders of the majority of the votes cast by the holders of the Company’s common stock at the annual meeting. Stockholders may either vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or “ABSTAIN.” If none of the alternatives receives the majority of votes cast, the Company will consider the alternative that receives the highest number of votes cast by stockholders to be the frequency selected by the stockholders. The approval of the advisory vote to approve the compensation of named executive officers and the approval of the advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers are non-binding advisory votes.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

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HOW DO I VOTE IF I ATTEND THE ANNUAL MEETING?

If you are a stockholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Annual Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee (that is, in “street name”), you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE ANNUAL MEETING?

Stockholders of record who do not attend the Annual Meeting may vote by mail. To vote, please sign, date and return the enclosed proxy card by mail to attention of Ronald F. Dutt, Corporate Secretary, 985 Poinsettia Avenue, Suite A, Vista California 92081, or fax at _____________________ by February ____, 2015.

By casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions. While we are not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their discretion.

If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. If you did not receive a proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a Proxy Card.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE?

If you receive more than one Notice from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes. Our Board of Directors recommends that you cast your vote:

(1)	“FOR” the election of the four (4) nominees for directors named herein;

(2)	“FOR” the amendment to our Articles of Incorporation to increase the authorized number of shares of common stock;

(3)	“FOR” the approval of our 2014 Equity Incentive Plan;

(4)	“FOR” the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015;

(5)	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers; and

(6)	For the approval, on an advisory basis, of a THREE YEAR advisory vote on the compensation of our named executive officers.

CAN I CHANGE MY VOTE?

Yes. You may revoke your proxy by doing any of the following:

(1)	You may send a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below prior to the Annual Meeting.

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(2)	You may submit another properly completed proxy card with a later date, so long as it is received by our Corporate Secretary prior to the Annual Meeting.

(3)	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy. Any written notice of revocation, or later dated proxy, should be delivered to:

Flux Power Holdings, Inc.
Attn: Corporate Secretary
985 Poinsettia Avenue, Suite A
Vista, California 92081

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K within four business days following the Annual Meeting.

Delivery of Notice and Requested Proxy Materials to Households

The Securities and Exchange Commission (“SEC”) has adopted rules that allow a company to deliver a single Notice to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our Notice and, as applicable, any requested proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Mr. Ronald Dutt, our Chief Executive Office, orally by telephoning (877) 505-3589, by email at ron@fluxpwr.com, or in writing to Flux Power Holdings, Inc.: 985 Poinsettia Avenue, Suite A, Vista, California 92081. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors or a director or an officer may be granted equity award under our 2014 Equity Incentive Plan.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Board of Directors has the authority to fix the number of Board seats and effective as of the date of the Annual Meeting of Stockholders our Board has approved fixing the number of directors at four (4). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings.

At the Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four (4) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Name	Age	Position	Director Since
Timothy Collins	74	Executive Chairman	2014
Ronald F. Dutt	67	Director, Chief Executive Officer, Interim Chief Financial Officer, and Interim Corporate Secretary	2014
Christopher L. Anthony	38	Director and former Chief Executive Officer and President	2012
Michael Johnson	66	Director	2012

Biographies

Timothy Collins, Executive Chairman. Mr. Collins is co-founder, Chairman and President of KleenSpeed Technologies, Inc. KleenSpeed, which develops lithium-ion energy storage systems for industrial, solar and smart home applications, and is also known for its record-setting electric racecar. Mr. Collins is also CEO of Security Research Associates (SRA), a San Francisco-based investment banking firm specializing in emerging growth companies in technology, cleantech and life sciences. SRA was placement manager for Flux’s recently completed $1.94 million private financing. Mr. Collins became a principal with a small NASD firm, F.I. Dupont, in Denver at the age of 23 and, a year later, bought the balance of the firm and changed the name to Collins Securities Corporation (CSC). CSC quickly gained a foothold in the institutional equity community by recognizing the private demand for Uranium created by the construction of numerous nuclear power plants. CSC expanded by opening offices in New York and Los Angeles. The firm broadened its research to the technology sectors. CSC completed several public offerings and banking assignments, which included the IPO of Sensormatic Electronics and the sale of Shakey’s Pizza Parlors. In 1975 Mr. Collins exited the securities business and formed United Mining Corporation (UMC), which focused on gold and silver exploration and development. UMC’s corporate headquarters moved to Reno, NV and developed projects in Nevada, Washington state and Bolivia. UMC became traded on the Vancouver Exchange and subsequently NASDAQ. The price of metals and economics led the company to sell off the projects, which was completed in 1990. Mr. Collins joined L.H. Alton in San Francisco in 1993 and joined Van Kasper & Co. in January 1994 as Head of Institutional Sales. He served as VP at Van Kasper, which was purchased by First Security Bank and subsequently at Wells Fargo bank in August of 2005 he joined SRA in 2005 as Managing Director. Mr. Collins became President and CEO of SRA in February of 2012. Mr. Collins received his BSBA from the University of Denver. Mr. Collins has extensive experience in the capital markets, and through his efforts at Kleenspeed, he also brings a wealth of experience in the lithium-ion energy storage industry.

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Ronald F. Dutt. Director, Chief Executive Officer, Interim Chief Financial Officer, Director and Interim Corporate Secretary. Mr. Dutt has been our Chief Executive Officer, Interim Chief Financial Officer and Director since March 19, 2014. Previously he was our Chief Financial Officer since December 7, 2012 and our interim Chief Executive Officer since June 28, 2013. Mr. Dutt has served the Company’s interim Corporate Secretary since June 28, 2013. Mr. Dutt will serve as the interim of Chief Financial Officer and Corporate Secretary until the Company and Board replaces the position(s) with qualified individuals. Prior to Flux Power, Mr. Dutt provided Chief Financial Officer and Chief Operating Officer consulting services during 2008 through 2012. In this capacity Mr. Dutt provided financial consulting, including strategic business modeling and managed operations. Prior to 2008, Mr. Dutt served in several capacities as Executive Vice President, Chief Financial Officer and Treasurer for various public and private companies including SOLA International, Directed Electronics, Fritz Companies DHL Americas, Aptera Motors, Inc., and Visa International. Currently, Mr. Dutt serves as a board member of Rising International, a not-for-profit organization in Santa Cruz, California since 2011, and as a board advisor for Tyga-Box Systems, a New York City based company since 2011. Rising International and Tyga-Box are not affiliates of the Company. Mr. Dutt holds an MBA in Finance from University of Washington and an undergraduate degree in Chemistry from the University of North Carolina. Additionally, Mr. Dutt served in the United States Navy and received an honorable discharge as a Lieutenant. Mr. Dutt brings a wealth of management experience to the Board.

Christopher L. Anthony, Director. Mr. Anthony has been a board member since June 14, 2012 and was the Company’s Chief Executive Officer from June 14, 2012 to June 28, 2013. Prior to the Company’s Reverse Acquisition of Flux Power Holdings, Inc., in June 2012 Mr. Anthony served as Chairman and Chief Executive Officer of Flux Power since it was incorporated in 2009. Mr. Anthony is the founder and a majority owner of Epic Boats, LLC (“Epic Boats”) a Delaware Corporation and has served as an R&D advisor since it was founded in 2002 and also served as Chief Executive Officer though October 2010. On June 28, 2013 Mr. Anthony resigned as Flux Power’s Chief Executive Officer to return full time to his position as Chief Executive Officer of Epic Boats to manage the day to day operations. Epic Boats is primarily engaged in the business of providing recreational and competitive watercrafts, including an electric wake boarding boat. From 2005 to 2009 Mr. Anthony served as the Chief Operating Officer of Aptera Motors, Inc., a Delaware company engaged in the business of manufacturing a three-wheel electric car (“Aptera Motors”) and was a Director of that company from 2005 to 2010. Aptera Motors and Epic Boats are not affiliates of the Company. Mr. Anthony has a Bachelor’s of Science degree in finance from the Cameron School of Business. Mr. Anthony is an expert in energy storage, electric propulsion systems, and advanced composite manufacturing processes. He has significant experience building advanced products in the marine and commuter vehicle industries.

Michael Johnson, Director. Mr. Johnson has been our director since July 12, 2012. Mr. Johnson has been a director of Flux Power since it was incorporated. Since 2002, Mr. Johnson has been a director and the Chief Executive Officer of Esenjay Petroleum Corporation (“Esenjay Petroleum”), a Delaware company located in Corpus Christi, Texas which is engaged in the business oil exploration and production. Mr. Johnson’s primary responsibility at Esenjay Petroleum is to manage the business and company as Chief Executive Officer. Mr. Johnson is director and shareholder of Esenjay Investments LLC, a Delaware company engaged in business of investing in companies, and an affiliate of the Company beneficially owning approximately 52.2% of the issued and outstanding shares of the Company. Mr. Johnson received a BS degree in mechanical engineering from the University of Southwestern Louisiana in 1971. As a result of Mr. Johnson’s leadership and business experience he is an industry expert in the natural gas exploration industry and brings a wealth of management and successful company building experience to the board.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers.

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Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the four (4) nominees receiving the highest number of affirmative votes will be elected. Our Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four (4) nominees named below. Abstentions and broker non−votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES, WHICH IS DESIGNATED AS PROPOSAL NO. 1.

PROPOSAL NO. 2

TO CONSIDER AN AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has declared the proposed amendment (“Amendment”) to be advisable and in the best interests of the Company and its stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders. On December 23, 2014, of the 145,000,000 currently authorized shares of Common Stock, approximately [__]shares were either issued or reserved for issuance. Shares reserved for issuance included approximately [__] shares reserved for the conversion of debt, approximately [__]for issuance upon the exercise of outstanding warrants with expirations ranging from [__], 2012 to [__], 20[__], and approximately [__]for issuance upon the exercise of outstanding options with expirations ranging from [__], 2012 to [__], 20[__].

Based upon these issued and reserved shares of Common Stock, we currently have approximately [__] shares of Common Stock remaining available for issuance in the future for other corporate purposes.

The Articles of Incorporation also authorize the issuance of 5,000,000 shares of preferred stock, $0.001 par value, none of which are issued or outstanding. The proposed Amendment would not change the authorized number of shares of preferred stock. There are currently no plans, arrangements, commitments or understandings with respect to the issuance of any shares of preferred stock.

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Text of the Amendment

We propose to amend the first paragraph of Article VI of the Articles of Incorporation so that it would read in its entirety as follows:

The corporation shall have authority to issue three hundred million (300,000,000) shares of Common Stock at par value of $0.001 per share; and five million (5,000,000) shares of Preferred Stock at a par value of $0.001.

The only material changes that would be made to Article VI, as currently in effect, to increase the total number of shares of common stock that we may issue from one hundred and forty-five million (145,000,000) to three hundred million (300,000,000) shares.

The general purpose and effect of the Amendment is to increase our authorized share capital, which will enhance our ability to finance the development and operation of our business.

Our board of directors approved the Amendment to increase our authorized share of common stock so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval. We are is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our stockholders.

As discussed in Proposal No. 3 below, our adoption of the 2014 Equity Incentive Plan is subject to the approval of the Amendment. In addition, while we do not currently have any agreements for any transaction that would require the issuance of additional shares of common stock, as previously disclosed in our public filings with the Securities and Exchange Commission, in June 2013, we entered into a non-binding letter of intent (“LOI”) to acquire KleenSpeed Technologies (“KleenSpeed”), a company controlled by Tim Collins, our Executive Chairman. KleenSpeed develops technology for distributed energy markets, including grid storage. The LOI proposes that upon the successful closing of the acquisition, KleenSpeed will become a wholly-owned subsidiary of Flux Power. The LOI contemplates that 11 million shares of our common stock would be issued to KleenSpeed shareholders upon closing as consideration for the purchase of KleenSpeed. As of December 23, 2014, we are still pursuing acquisition of KleenSpeed but have yet to sign a definitive agreement.

The proposed Amendment will not have any immediate effect on the rights of existing stockholders. However, our board of directors will have the authority to issue authorized common stock without requiring future stockholders approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized common shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

We do not have any provisions in our Articles of Incorporation , bylaws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences.

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Dissenters’ Rights of Appraisal

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the proposed Amendments and we will not independently provide our stockholders with any such right.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

PROPOSAL NO. 3

APPROVAL OF THE COMPANY’S 2014 EQUITY INCENTIVE PLAN

General

Our 2014 Equity Incentive Plan, or the Equity Incentive Plan, was approved by our Board of Directors on November 26, 2014, subject to the approval by the stockholders of Proposal No. 2 to amend our Articles of Incorporation to increase the authorized number of shares of common stock from 145,000,000 to 300,000,000. Our Board of Directors and management all believe that in order to attract, hire, and retain the caliber of executives and employees that will be required to help us position ourselves for growth, we will need to have the flexibility to grant restricted stock, stock options, and other equity instruments. The Board of Directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. Without a broad based equity plan, we believe that we will be impaired in our efforts to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain such executives.

Upon approval of the Restatement, the Company will reserved a total of ten million (10,000,000) shares of our outstanding Common Stock for issuance under the Equity Incentive Plan. Currently there are no shares or options granted under the Equity Incentive Plan.

The following is a brief summary of the Equity Incentive Plan. This summary is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached as Appendix A to this Information Statement.

Summary of the 2014 Equity Incentive Plan

The principal provisions of the Equity Incentive Plan are summarized below. This summary is not a complete description of all of the Equity Incentive Plan’s provisions, and is qualified in its entirety by reference to the Equity Incentive Plan which is attached as Appendix A to this Information Statement. Capitalized terms in this summary not defined in this Information Statement have the meanings set forth in the Equity Incentive Plan.

Structure. The Equity Incentive Plan allows for the grant of options, restricted stock, and unrestricted stock (“awards”) at the discretion of the Administrator.

Number of Shares. Subject to adjustment as provided in the Equity Incentive Plan, the total number of shares of Common Stock reserved and available for delivery in connection with awards under the Equity Incentive Plan shall be ten million (10,000,000). Any shares of Common Stock delivered under the Equity Incentive Plan shall consist of authorized and issued or unissued shares. Subject to the adjustments provided in Section 4.2 of the Equity Incentive Plan, no contraction of the number of shares of Common Stock outstanding will affect the validity or enforceability of any awards then outstanding.

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Administration. Authority to control and manage the operation and administration of the Equity Incentive Plan will be vested in a committee consisting of two (2) or more members of the Board of Directors (“Committee”), or if none, in the Board of Directors. It is intended that the Committee members will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)) to the extent that Rule 16b-3. We anticipate that our Compensation Committee will undertake the administration of the Equity Incentive Plan. The Committee will serve as the Administrator with respect to the Equity Incentive Plan. The Administrator has the authority to interpret the Equity Incentive Plan and the rights underlying any grants or awards made subject to the Equity Incentive Plan. Any decision or action of the Administrator in connection with the Equity Incentive Plan is final and binding.

No director shall be liable for any action, excepting willful misconduct or gross negligence, arising out of or related to the Equity Incentive Plan provided the director was acting in good faith and for a purpose believed to have been in the best interests of the Company or its shareholders.

Term. The Administrator may grant awards pursuant to the Equity Incentive Plan until it is discontinued or terminated; provided, however, that no Award may be granted under the Equity Incentive Plan after November 26, 2024.

Eligibility. Employees, directors, officers and consultants in the service of the Company or any subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the Equity Incentive Plan. Determinations as to which eligible persons shall be granted awards shall be made by the Administrator.

Limitations on Awards. The maximum number of shares of stock that may be granted with respect to one or more options during any one fiscal year under the Equity Incentive Plan to any one participant shall be One Million (1,000,000) (all of which may be granted as incentive stock options subject to the $100,000 limitation with regard to incentive stock options first exercisable). Determinations will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. These limitations will not apply in any circumstance in which the Administrator determines that compliance with Section 162 (m) of the Code is not necessary.

Payment for Shares. Payment for shares purchased pursuant to the Equity Incentive Plan may be made in cash, or, where approved by the Administrator, at its sole discretion, by one or more of the following methods: (i) by cancellation of indebtedness to the participant, (ii) by surrender of shares of the Company owned by the participant for more than six (6) months or a lesser period if exempt from Section 16 of the Securities Exchange Act, (iii) by “deemed net-stock exercise” in which the participant exercises by forfeiting shares equal to exercise price, or (iv) by broker-assisted payment in which a broker has irrevocable instructions to deliver the amount of sale proceeds necessary to pay the exercise price and tax withholding obligations.

Stock Options. Stock options may be issued as incentive stock options (ISOs) or non-qualified stock options. One or more options may be granted to each eligible person. The options granted under the Equity Incentive Plan will be evidenced by an award agreement. The Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the Equity Incentive Plan shall terminate later than ten (10) years after the date of grant. Options may be exercised by delivery to us of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least one hundred percent (100%) of the fair market value of the shares on the date of grant.

No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. Notwithstanding the foregoing, an ISO may be transferred pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if applicable to an award under the Equity Incentive Plan and non-qualified options may be transferred to a participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce. Also, the Plan Administrator may provide for transfer of a non-qualified stock option without payment of consideration to designated family members and certain other entities specified in the Equity Incentive Plan. The terms applicable to any assigned option shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to us of a written stock option assignment request.

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Restricted Stock Awards. The Administrator shall determine all terms and conditions of the restricted stock award. Unless the Administrator provides otherwise, holders of restricted stock shall have the right to vote such restricted stock and the right to receive any dividends declared or paid with respect to such restricted stock. Except as otherwise determined by the Administrator at the time of the grant of the award or thereafter, (i) upon failure to affirmatively accept the grant of a restricted stock award by execution of a restricted stock award agreement, (ii) termination of employment during the applicable restriction period, (iii) failure to satisfy the restriction period or (iv) failure to satisfy a performance goal during the applicable restriction period, restricted stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company. Notwithstanding the foregoing, the Administrator may provide in any award agreement that restrictions or forfeiture conditions relating to restricted stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock. The Company also has the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

Unless otherwise provided in the award agreement, prior to the vesting of restricted stock, restricted stock awards, granted under the Equity Incentive Plan, and any rights and interests therein, including the restricted stock itself, will not be transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the award agreement. Unless otherwise provided in the Equity Incentive Plan, during the lifetime of the participant, a restricted stock award and any rights and interests therein, will be exercisable only by the participant, and any election with respect thereto may be made only by the participant. Any attempt to transfer a restricted stock award will be void and the award and the restricted stock will be forfeited by the participant unless the attempted transfer is found to be unintentional.

Unrestricted Stock Awards. The Administrator may, in its sole discretion, award stock awards such as stock bonuses free of restriction or limitation.

Federal Income Tax Matters

Options. Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the Equity Incentive Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the Equity Incentive Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

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Unrestricted Stock Awards. Generally, the recipient will, in the year that the unrestricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Plan Benefits

The awards that may be granted under the 2014 Equity Incentive Plan to any participant or group of participants are indeterminable at the date of this proxy statement because participation and the types of awards that may be granted under the 2014 Equity Incentive Plan are subject to the discretion of the Administrator. No awards will be granted under the 2014 Equity Plan before the Annual Meeting and unless the Restatement is also approved.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 3. For purposes of the approval of our 2014 Equity Incentive Plan, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL NOS. 2 AND 3

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors is responsible for the selection of our independent registered public accounting firm. The Audit Committee has determined to appoint the public accounting firm of Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”), as independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2015. Although our Board of Directors is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our bylaws, the Board of Directors is submitting the selection of Squar Milner to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of Squar Milner In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Squar Milner that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. A representative of Squar Milner is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

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Independent Registered Public Accounting Firm’s Fees

The aggregate fees billed by our independent registered public accounting firm, for fiscal years ended June 30, are as follows:

	2014	2013
Audit fees	$77,000	$87,000
Audit related fees	—	—
Tax fees	—	—
All other fees	27,000	—
Total	$104,000	$87,000

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Board of Directors Pre-Approval Policies and Procedures

We do not have an audit committee. The Board of Director has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Board of Directors may delegate the authority to pre-approve non-audit services to one or more of its committee members who will present its decisions to the full Board of Directors at the first meeting following such decision. All audit and non-audit services performed by Squar Milner during fiscal years 2014 and 2013 were pre-approved pursuant to the procedures outlined above.

Vote Required

The ratification of the appointment of Squar Milner as our independent auditor requires the approval by the holders of a majority of the shares of our common stock issued and outstanding, present in person or voting by proxy.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR ratification of the selection of Squar Milner as the Company’s independent registered public accounting firm for the fiscal year 2015.

PROPOSAL NO. 5

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) added Section 14A to Securities Exchange Act of 1934, as amended (the “Exchange Act”), which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

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We currently do not have an executive compensation committee and our Board of Directors serve this function. Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, while working within the available resources. The Board of Directors believes that it has taken a responsible approach to compensating our named executive officers given our limited resources.

Please read the “Executive Compensation” section of this proxy statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. The affirmative vote of a majority of all votes cast at the Annual Meeting is required for advisory approval of this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the this proposal. Brokers are not authorized to vote without instructions on this proposal. Abstentions will have the same effect as voting against the proposal and broker non-votes will not be deemed votes cast and will have no effect on the vote outcome.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL NO. 6

ADVISORY VOTE ON THE FREQUENCY OF THE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as added by the Dodd-Frank Act, also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers. The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors. You may cast your vote on your preferred voting frequency by choosing the option of once every year (“1 year”), once every two years (“2 years”), once every three years (“3 years”), or you may abstain from voting.

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore your Board of Directors recommends that you vote for a three year (3-year) frequency for the advisory vote on executive compensation.

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In formulating its recommendation, our Board of Directors considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The purpose of this proposal is to assess stockholder preferences on the frequency of future advisory votes on executive compensation, and as such, there will be no approval or adoption of a resolution establishing the frequency of future advisory votes on executive compensation. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. You may choose from the following alternatives: every year, every two years, every three years or you may abstain. Brokers are not authorized to vote without instructions on this proposal. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. Abstentions and broker non-votes will have no effect on the vote outcome. While the Board of Directors will consider our stockholders’ preference as reflected in the vote on this proposal in determining how frequently the advisory vote on executive compensation occurs in the future, our Board of Directors will have the discretion to determine the actual frequency at which the required advisory stockholder vote on the compensation of our named executive officers will be conducted, because the vote on such frequency is only advisory and non-binding. The Board of Directors’ determination on the actual frequency of such vote will be disclosed in a Form 8-K to be filed in accordance with the rules of the SEC.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A THREE YEAR (3-YEAR) FREQUENCY FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

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DIRECTORS, EXECUTIVE OFFICERS,
PROMOTERS AND CONTROL PERSONS

The following table sets forth the name and age of each member of our current members of our board of directors and/or executive officers, the positions and offices held by each of them with us, and the period during which they have served in their respective position.  Directors serve until the election and qualification of their successors.   There was no arrangement or understanding between any executive officer or director and any other person pursuant to which any person was elected as an executive officer or director.  There are no family relationships among our officers, directors, or persons nominated for such positions.

Name	Age	Position	Period Serviced
Timothy Collins	74	Executive Chairman	2014 – Present
Ronald F. Dutt	67	Director, Chief Executive Officer, Interim Chief Financial Officer, and Interim Corporate Secretary	2012 – Present
Christopher L. Anthony	38	Director and former Chief Executive Officer and President	2012 – Present
Michael Johnson	66	Director	2012 – Present
James Gevarges	49	Director	2012 – 2014

The biographies of Messrs. Collins, Dutt, Anthony, and Johnson can be found under Proposal 1 - Election of Directors.

James Gevarges, Director. Mr. Gevarges served as our director From July 14, 2012 to October 24, 2014. Mr. Gevarges is the President, Chief Executive Officer, and a majority owner of Current Ways, Inc., a California company engaged in the business of manufacturing chargers and other components for electric vehicles, which he founded in 2010. Current Ways, Inc. is not an affiliate of the Company. Since 1991 Mr. Gevarges has also been a Director and the Chief Executive Officer of LHV Power Corporation (formerly known as HiTek Power, Corp) (“LHV Power”), a California company located in Santee, California which is engaged in the business of designing, manufacturing and marketing of power supply systems. Mr. Gevarges is the sole owner of LHV Power. LHV Power is not an affiliate of the Company. Mr. Gevarges’ primary responsibilities at LHV Power are to manage the company and business as Chief Executive Officer and President. Mr. Gevarges has a Bachelor’s of Science degree in electrical engineering from Louisiana State University.

Our Board of Directors

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy as to whether the roles of our Chairman and Chief Executive Officer should be separate. Instead, the Board makes this determination based on what best serves our Company’s needs at any given time.

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In its governance role, and particularly in exercising its duty of care and diligence, the Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company.

Audit Committee

We have not adopted an audit committee charter. Our Board of Directors serves the function of the audit committee. The Board of Directors intends to establish an audit committee in the future.

Audit Committee Financial Expert

Our Board of Directors has not established a separate audit committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Instead, our entire Board of Directors acts as the audit committee within the meaning of Section 3(a)(58)(B) of the Exchange Act. In addition, our Board of Directors has not made a determination as to whether a director on the Board meets the definition of an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. We continue to seek candidates for outside directors and for a financial expert to serve on a separate audit committee when we establish one.

In fulfilling its oversight responsibilities, the Board has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by PCAOB Standard 16, formerly SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Board of Directors discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

After Board of Director’s review and discussions, as mentioned above, the Board of Directors recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Compensation Committee and Governance and Nomination Committee

We have not adopted a compensation committee and governance committee charters. The Board of Directors currently serves these functions. The Board of Directors will consider establishing a compensation committee and governance committee in the future. There were no material changes to the procedures by which security holders may recommend nominees to our Board of Directors.

Code of Conduct and Ethics

We have not adopted a Code of Conduct for our Chief Executive Officer and Senior Executive Officers.

Indemnification Agreements

We executed a standard form of indemnification agreement (“Indemnification Agreement”) with each of our Board members and executive officers (each, an “Indemnitee”).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification

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Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

Meetings of the Board of Directors

During the fiscal year 2014, our board held five (5) meetings. We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders.

Shareholder Nominations for Director

Shareholders may propose candidates for board membership by providing timely writing notice to Flux Power Holdings, Inc., c/o Secretary, 985 Poinsettia Avenue, Suite A, Vista, California 92081. To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 120 nor more than 150 days before the anniversary of the date that the Corporation delivered its proxy materials for the prior year’s annual meeting; provided, however, that in the event that no annual meeting was held in the preceding year or the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the annual meeting was mailed or publicly disclosed.  Such shareholder’s notice shall set forth (a) as to each person whom such shareholder proposed to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to regulation 14A under the Exchange Act (including each such person’s written consent to serve as a director if elected), and (b) such information as required pursuant to our bylaws. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as a director of the Company.

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Communications with the Board of Directors

The Company has a process for stockholders and other interested parties who wish to communicate with the Board of Directors. Stockholders and other interested parties who wish to communicate with the Board of Directors may contact our Board of Directors, or specific members of our Board of Directors, by writing to: Flux Power Holdings, Inc., c/o Secretary, 985 Poinsettia Avenue, Suite A, Vista, California 92081.

Compliance with Section 16 of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the “Commission”) initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on information available to us in public filings, we believe that all reports required by Section 16(a) for transactions in the fiscal year ended June 30, 2014, were timely filed except for the late Form 4 filing by Michael Johnson and the late filing of Forms 3 and 4 by Timothy Collins.

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EXECUTIVE COMPENSATION

Compensation for our Named Executive Officers

The following table sets forth information concerning all forms of compensation earned by our named executive officers during the fiscal years ended June 30, 2013 and 2014 for services provided to us and our subsidiaries. None of our current executive officers earned compensation that exceeded $100,000 during the fiscal year ended June 30, 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($)	Total ($)
Ronald F. Dutt (5),	2014	$146,681	$—	$—	$108,937	$—	$—	$255,618
Chief Executive Officer, Interim Chief Financial Officer, Director and Interim Corporate Secretary	2013	$69,881	$—	$—	$—	$—	$—	$69,881
Christopher L. Anthony (6),	2014	$—	$—	$—	$—	$—	$—	$—
Director and former Chief Executive Officer	2013	$174,427	$—	$—	$—	$—	$—	$174,427
Stephen G. Jackson (7),	2014	$—	$—	$—	$—	$—	$—	$—
Former Chief Financial Officer and Chief Operating Officer	2013	$85,985	$—	$—	$—	$—	$—	$85,985

(1)	Amounts listed under the “Bonus” column for fiscal 2014 and 2013 reflect the discretionary bonuses paid (if any) to each of the Named Executive Officers.
(2)	The “Stock Awards” column is the grant date fair value of stock awards issued during each respective year, adjusted where applicable for our assessment of the probability that performance conditions will be achieved. The grant date fair value was determined in accordance with the provisions of FASB ASC Topic No. 718. There were no stock awards issued in fiscal ended June 30, 2014 or 2013.
(3)	The “Option Awards” column is the grant date fair value of stock options granted during each respective year, adjusted where applicable for our assessment of the probability that performance conditions will be achieved. The grant date fair value was determined in accordance with the provisions of FASB ASC Topic No. 718 using the Black-Scholes valuation model with assumptions described in more detail in the notes to our audited financial statements included in this report. None of the stock options with performance conditions that were granted in fiscal ended June 30, 2014 or 2013 were considered probable of achieving their vesting conditions at the date of grant. Therefore the grant date fair value of such performance awards for purposes of the Summary Compensation Table was zero.
(4)	There were no bonuses paid in fiscal 2014 or 2013 related to Incentive Plan performance.
(5)	Mr. Dutt’s Employment Agreement effective December 11, 2012 provided for option grants of 200,000 and on July 30, 2013, Mr. Dutt was granted 1,750,000 shares of non-qualified stock options subject to certain vesting restrictions, respectively.
(6)	Mr. Anthony resigned on June 28, 2013 as the Chief Executive Officer. Mr. Anthony was granted on October 1, 2011 options to purchase 100,000 shares or 295,470 as adjusted (see Note 1, to the financial statements) of our common stock at $0.04 per share. The options vest quarterly over a 2-year period and expire on October 1, 2021. The fair value of the option award as of June 30, 2012 was approximately $9,000. Mr. Anthony’s options were granted for his participation as a Board of Director. Subsequently, on July 27, 2013, the Company’s board of director’s approved on a request by Mr. Anthony to forfeit all of his stock options, including 258,537 shares that were exercisable at June 30, 2013.
(7)	Mr. Jackson was granted on January 25, 2012 options to purchase 300,000 shares or 886,411 as adjusted (see Note 1, to the financial statements) of our common stock at $0.34 per share. The fair value of the option award as of June 30, 2012 was approximately $223,000 and unvested. As a result of the termination of Mr. Jackson on December 7, 2012, his options have been forfeited.

Benefit Plans

We do not have any profit sharing plan or similar plans for the benefit of our officers, directors or employees. However, we may establish such plan in the future.

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Equity Compensation Plan Information

In connection with the Reverse Acquisition, we assumed the Option Plan. As of June 30, 2014, the number of shares of common stock outstanding under the 2010 Option Plan was 1,424,722. An additional 4,910,973 “non-qualified” options were issued for a total outstanding at June 30, 2014 of 6,335,695. No additional shares of common stock may be granted under the Option Plan. Alternatively, non-qualified option grants can be approved by the Company’s Board of Directors.

The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity compensation plan awards outstanding as of June 30, 2014 for the named executive officers below:

	Option Awards(1)						Stock Awards
Name	Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald Dutt	7/30/2013	1,078,559	671,441	—	0.10	7/30/2023	—	$—	—	$—

(1)	The fair value of each option grant is estimated at the date of grant using the Black-Scholes option pricing model. Expected volatility is calculated based on the historical volatility of the Company’s stock. The risk free interest rate is based on the U.S. Treasury yield for a term equal to the expected life of the options at the time of grant.

Compensation of Non-Executive Directors

In connection with Mr. Collins’ appointment to the Board, the Board granted Mr. Collins (1) non-qualified stock options to purchase 1,000,000 shares of common stock of the Company at an exercise price of $0.31 per share (the closing price of common stock on March 13, 2014), which are subject to vesting over a 2 year period in quarterly installments, and also (2) 100,000 shares of restricted common stock as a stock bonus valued at $31,000.

The securities issued to the Board have not been registered under the Securities Act and have been issued pursuant to exemption available under Section 4(a)(2) of the Securities Act.

Aggregated Option/SAR exercised and Fiscal year-end Option/SAR value table

Neither our executive officers nor the other individuals listed in the tables above, exercised options or SARs during the last fiscal year.

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Long-term incentive plans

No long term incentive awards were granted by us in the last fiscal year.

Employment Agreements with Executive Officers

We entered into an Employment Agreement with our current Chief Executive Officer, Ronald F. Dutt effective December 11, 2012. Mr. Dutt is an “at-will” employee of Flux Power Holdings, Inc. The Employment Agreement provides an annual salary of $170,000 and option grants of 200,000 shares of non-qualified stock options, subject to the following vesting schedule: 25% shares vest after 12 months, and remaining shares vest monthly over 36 months. Effective May 27, 2013 Mr. Dutt agreed to a temporary reduced salary of $2,776 per month or $33,312 per year. On June 28, 2013 Flux’s Chief Executive Officer and President, Christopher Anthony tendered his resignation and the Board of Directors appointed Mr. Dutt as interim Chief Executive Officer and Corporate Secretary, to assume the duties as such and to continue to hold the position of Chief Financial Officer until further notice from the Board of Directors. Mr. Dutt is not paid additional compensation for his interim role. However, related to this added responsibility, effective July 26, 2013, the Board has authorized an increase in his salary from $2,776 to $11,333 per month, reflecting 80% restoration of the salary identified in his employment agreement dated December 7, 2012. Additionally, Mr. Dutt was granted 1,750,000 non-qualified stock options at an exercise price equal to $0.10, the fair market value of the Company’s common stock on July 30, 2013, with a vesting schedule of 50% immediately and 50% quarterly over the next four years, pursuant to the terms of the Company's form of Non-Qualified Option Agreement. All other terms of Mr. Dutt's employment agreement, dated December 11, 2012 remains unchanged.

There were no performance based bonuses paid for fiscal year ended June 30, 2014.

Compensation Committee Interlocks and Insider Participation

We have not established a Compensation Committee and our Board of Directors will serve this function.

Director Independence

We currently do not have any independent directors as the term “independent” is defined by the rules of the Nasdaq Stock Market.

Security Ownership of Certain Beneficial Owners and Management

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. As of December 5, 2014 we had a total of 99,214,112 shares of common stock issued outstanding.

The following table sets forth, as of December 5, 2014: (a) the names and addresses of each beneficial owner of more than five percent of our common stock known to us, the number of shares of common stock beneficially owned by each such person, and the percent of our common stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares our common stock beneficially owned, and the percentage of our common stock so owned, by each such person, and by all of our directors and executive officers as a group. Unless otherwise indicated, the business address of each of our directors and executive officers is c/o Flux Power Holdings, Inc., 985 Poinsettia Avenue, Suite A, Vista, California 92081. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Ownership
Directors and Named Executive Officers
Timothy Collins, Executive Chairman	2,000,985	(2)	2.0%
Christopher L. Anthony, Director and Former Chief Executive Officer	11,980,066	(3)	12.1%
Ronald F. Dutt, Director, Chief Executive Officer and Interim Chief Financial Officer	1,260,528	(4)	1.3%
Michael Johnson (Esenjay Investments, LLC)	55,693,009	(5)	51.3%

Current Executive Officers & Directors as a Group (4 people)	70,934,588	(6)	63.4%

James Gevarges, Director	6,366,128	(7)	6.4%

(1)	As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. Accordingly, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)	Includes 537,500 of stock options, all of which are vested, and 299,568 warrants issued to Mr. Collins and 1,069,917 warrants issued to SRA. Mr. Collins is the chief executive officer, president and director of SRA.

(3)	Includes 161,250 of stock options, all of which are vested.

(4)	1,219,531 stock options, all of which are vested.

(5)	Includes shares held by Esenjay Investments, LLC, a Texas limited liability company of which Mr. Johnson is the sole director and beneficial owner. Includes 456,720 stock options, all of which are vested and 8,983,333 of warrants. The options have been adjusted given effect to the Share Exchange Ratio, see Note 1, to the financial statements.

(6)	Includes 2,375,001 stock options, all of which are vested, and 10,346,818 warrants.

(7)	Mr. Gevarges resigned on October 24, 2014. Includes 456,720 stock options, all of which are vested. The options have been adjusted given effect to the Share Exchange Ratio, see Note 1, to the financial statements.

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Equity Compensation Plan Information

Information for our equity compensation plans in effect as of the end of fiscal year 2014 is as follows:

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Equity compensation plans approved by security holders	N/A	N/A	0
Equity compensation plans not approved by security holders	6,335,695	$0.19	0
Total	6,335,695	$0.19	0

* Consists of 1,424,722 options granted under the 2010 Stock Option Plan (“Option Plan”) and assumed by the Company in a Reverse Acquisition. An additional 4,910,973 “non-qualified” options were issued for a total outstanding at June 30, 2014 of 6,335,695. No additions shares of common stock may be granted under the Option Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

In connection with the Reverse Acquisition, Mr. Anthony, our former Chief Executive Officer, President and Chairman of the Board, and James Gevarges, our former Director, and Esenjay Investments, LLC, an entity which Director Michael Johnson, severally agreed not to offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of our common stock or securities convertible into or exercisable or exchangeable into our common stock beneficially owned by such shareholder, for a period of eighteen (18) months from the closing date (or December 31, 2013) of the Reverse Acquisition, except during the period after the first anniversary of the closing date and a period of six (6) months thereafter, in such an amount which constitutes less than three percent (3%) in the aggregate of such shareholder’s beneficial ownership of our common stock per month.

On June 26, 2013, we entered into an agreement with Security Research Associates, Inc. (“SRA”), a company which Mr. Collins, our Executive Chairman is also the Chief Executive Office, President, Director and shareholder of SRA, pursuant to which SRA agreed to provide business and advisory services. SRA served as our placement agent in connection with the Company’s 2014 Private Placement Offering (“Offering”) and was paid cash compensation in the amount of 9% of the gross proceeds raised and a warrant to purchase the number of shares of our common stock equal to 9% of the aggregate gross proceeds from the Offering received by the Company from all investors (excluding Esenjay) placed by SRA divided by $0.06 per share. SRA was paid $107,460 in cash and reimbursement for related expenses of approximately $10,000 and issued a warrant to purchase 1,791,000 shares of our common stock at an exercise price of $0.06 for its services as our private placement agent in the Offering. In connection with this agreement, the estimated fair value of the warrants issued in the approximate amount of $107,460 (1,791,000 warrants at $0.06) and related expenses of approximately $10,000 was recorded as an offset to equity related to expense associated with the Offering. The Company’s contract with SRA has been amended to reflect renewal to support the March 2014 placement and the recent August 2014 placement.

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Loans from Stockholder and Conversion into Common Stock

In October 2011, we entered into a revolving promissory note agreement (“Revolving Note”) for $1,000,000 with Esenjay Investments, LLC (“Esenjay”), which is one of our major stockholders who beneficially own approximately 52.2.5% of our common stock. Mr. Michael Johnson is a current member of our board of directors and is the director and sole shareholder of Esenjay. The Revolving Note had an interest rate of 8% per annum, and an original maturity date of September 30, 2013, as amended, and is secured by substantially all of the assets of the Company. As of September 30, 2013, the balance outstanding payable on the note was $1,000,000. On October 16, 2013, we entered into the Second Amendment to the Revolving Note pursuant to which the Revolving Note was amended to: (i) extend the maturity date from September 30, 2013, to December 31, 2015; (ii) change the interest rate on the outstanding principal amount as of October 16, 2013, and forward to 6% per annum, and (iii) grant the holder of the Revolving Note the option to convert any or all of the amount outstanding under the Revolving Note, as amended, into shares of our common stock at a conversion price of $0.30 per share until December 31, 2015.

On March 7, 2012, we entered into an additional note payable agreement with Esenjay for $250,000 (“Bridge Note”). The Bridge Note had an original maturity date of March 7, 2014, and bore interest at the rate of 8% per annum. As of September 30, 2013, the balance outstanding payable on the Bridge Note was $250,000 and there were no further funds available under the Bridge Note. On October 16, 2013, we entered into the First Amendment to the Bridge Loan Promissory Note (the “Amendment”) pursuant to which the Bridge Note was amended to: (i) extend the maturity date from March 7, 2014, to December 31, 2015; (ii) change the interest rate on the outstanding principal amount as of October 16, 2013, and forward to 6% per annum; and (iii) grant the holder of the Bridge Note the option to convert any or all of the amount outstanding under the Bridge Note, as amended, into shares of our common stock at a conversion price of $0.30 per share until December 31, 2015. As of June 30, 2014, the remaining outstanding principal balance on the Bridge Note was $0.

On September 24, 2012, we entered into a Line of Credit agreement with Esenjay for $1,500,000 (“Line of Credit”). Borrowings under the Line of Credit are secured by our assets and bore interest at the rate of 8% per annum, with all unpaid principal and accrued interest due and payable on September 24, 2014. On October 16, 2013, we entered into the First Amendment to the Line of Credit (the “Amendment”) pursuant to which the Line of Credit was amended to: (i) extend the maturity date from September 24, 2014, to December 31, 2015; (ii) change the interest rate on the outstanding principal amount as of October 16, 2013, and forward to 6% per annum; (iii) increase the line of credit to $2,000,000; and (iv) grant holder the option to convert up to $400,000 of the outstanding amount under the Line of Credit into shares of our common stock at a conversion price of $0.06 per share until December 31, 2013, and the option to convert any or all of the remaining amount outstanding under the Line of Credit into shares of our common stock at a conversion price of $0.30 per share until December 31, 2015.

On January 13, 2014, we accepted a subscription agreement from Esenjay pursuant to which we sold Esenjay 10 Units for an aggregate purchase price of $600,000, or $60,000 per Unit, of which (i) $200,000 was paid in cash, and (ii) $400,000 was a conversion of $400,000 of principal amount outstanding under the Revolving Note, as amended. Each Unit consisted of 1,000,000 shares of our common stock and 500,000 warrants. In connection with Esenjay’s purchase of the Units, we issued 10,000,000 shares of our common stock and warrants to purchase up to 5,000,000 shares of our common stock, at an exercise price of $0.20 per share until January 13, 2019.

On March 12, 2014, we accepted a subscription agreement from Esenjay pursuant to which we sold Esenjay 2.5 Units for an aggregate purchase price of $150,000, or $60,000 per Unit, which was a conversion of $150,000 of principal amount outstanding under the Revolving, as amended. Each Unit consisted of 1,000,000 shares of our common stock and 500,000 warrants. In connection with Esenjay’s purchase of the Units, we issued 2,500,000 shares of our common stock and warrants to purchase up to 1,250,000 shares of our common stock, at an exercise price of $0.20 per share until March 12, 2019. On June 11, 2014, the Company converted all $2,586,000 of principal and $304,000 of accrued interest related to the Revolving Note, Bridge Note and Line of Credit, into common stock and warrants, eliminating all of Flux’s long-term debt. Flux Power’s largest shareholder, Esenjay Investments LLC, converted all of its long-term debt and accrued interest into 12.1 million shares of Flux Power restricted common stock at a price of $0.24 per share. Esenjay was also granted 3-year warrants to purchase 1.9 million shares of common stock at $0.30 per share, as an incentive for the conversion.

On December 2, 2014, we accepted a subscription agreement from Esenjay pursuant to which we sold Esenjay 1.66 Units for an aggregate purchase price of $150,000. Each Unit consisted of 1,000,000 shares of our common stock and 500,000 warrants. In connection with Esenjay’s purchase of the Units, we issued 1,666,666 shares of our common stock and warrants to purchase up to 833,333 shares of our common stock, at an exercise price of $0.25 per share until December 2, 2017.

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All of the above mentioned debt conversions have been accounted for as a capital transaction in accordance with FASB ASC Topic No. 470-50-40, “Debt, Modifications and Extinguishments”. Accordingly, no gain or loss has been recognized.

During fiscal 2014, a total of $3,136,000 of debt principal was converted to equity, which resulted in an ending balance of $0 for the Revolving Note, Bridge Note and Line of Credit at June 30, 2014. The amount available under all of these facilities was $3,250,000 as of June 30, 2104, subject to approval of fund withdrawal by Esenjay. Esenjay has no obligation to disburse such funds and has the right not to advance funds under these loans. Subsequent to June 30, 2014 and as of October 7, 2014, we have borrowed $25,000 against these loans (see Note 13, to the financial statements).

Stockholder Agreements

During 2009, the Company entered into a cancelable Term Sheet Agreement with a LHV Power Corporation, an entity owned by James Gevarges, one of our major shareholders. Mr. Gevarges is also the Chief Executive Officer and President of LHV Power. Pursuant to the Term Sheet Agreement, Flux Power was appointed as a distributor of LHV Power battery charging products allowing Flux Power to sell the products either separately or as part of an energy storage solution. Additionally, Flux Power was required to develop a microprocessor control board (“MCB”), and the associated software to enable communication between the parties’ respective products which entitles Flux Power to royalties for any such units sold by the related entity. Pursuant to the Term Sheet Agreement Flux Power may purchase the products at the then current price list for distributors. Further, under the Term Sheet Agreement, if LHV Power sells its products to a different distributor Flux Power is entitled to a distribution fee equal to 20% of the gross profits on such sale. This distribution fee and royalties are capped at a total of $200,000. The chargers are not currently under commercial production and therefore no Distribution and Royalty Fee has been received by Flux Power. On September 1, 2010, with our consent, LHV assigned the Term Sheet Agreement to Current Ways Inc. a different company that is owned by Mr. Gevarges. The parties are also subject to restrictions on the use and disclosure of confidential information of the other party until April 1, 2013.

Pursuant to our standard purchase order terms and conditions, during the twelve months ended June 30, 2014 and 2013, the Company purchased approximately $0 and $29,000, respectively, of charger products from Current Ways, Inc., which was not subject to the distribution fee or royalties referred to above under the Term Sheet Agreement.

On August 1, 2009, the Company entered into a Manufacturing Implementation Agreement (the “Manufacturing Agreement”) with LHV Power. Pursuant to the Manufacturing Agreement Flux Power granted LHV Power a right of first refusal to manufacture our battery management systems. Further, under the Manufacturing Agreement, Flux Power agreed to pay for any specialized tooling LHV Power may require to manufacture Flux Power’s battery management systems. Under the Manufacturing Agreement, Flux Power will retain ownership of all intellectual property developed under the Manufacturing Agreement. The Manufacturing Agreement expired on August 1, 2014. During the fiscal years ended June 30, 2014 and 2013 Flux Power paid approximately $0 and $108,000 respectively, to LHV Power pursuant to the Manufacturing Agreement.

Effective July 1, 2013, the Company relocated its principal office and manufacturing to the Epic Boats (an entity founded and controlled by Chris Anthony, our former Chief Executive Officer and board member) facility in Vista, California. The Company entered into a month-to-month sub-lease agreement for shared space with Epic Boats. On February 25, 2014, the Company entered into a two-year agreement to rent the property, at $12,130 per month, with an annual increase of 3%. The agreement provides for monthly payments of approximately 10% of the monthly rental payment, which was terminated on March 1, 2014. Subsequently, the Company became the tenant of that space and enter into a sublease with Epic Boats, as the sub-lessee in which Epic Boats agreed to pay us 10% of the facility costs through June 30, 2014, with March as a transition month requiring 20% of the facility cost.

The Company recorded rent expense, net of sublease income during the fiscal years ended June 30, 2014 and 2013, of approximately $77,000 and approximately $161,000, respectively.

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Title Transfer and Deposit Agreements – Related Parties

On October 21, 2009, Flux Power entered into an agreement with Epic Boats where Epic Boats assigned and transferred to Flux Power the entire right, title, and interest into products, technology, intellectual property, inventions and all improvements thereof, as defined in the table below.

Product	Description
Battery Box Design	All hardware, tooling and design reduced to practice otherwise of the battery housings which include the integration of a battery management system.
CAN Communication Protocol	Top communication protocol that communicates through the CAN bus
CAN based Throttle Controller	All hardware, software and tooling reduced to practice or otherwise of the throttle controller
BMS Head End Interfaces	Interfaces to the motor and generator controller to the diagnostic software

As of this date, Flux Power began selling products to Epic Boats under Flux Power’s standard terms and conditions and has continued to sell products to Epic Boats as a customer. During the fiscal years ended June 30, 2014 and 2013, Flux Power sold approximately $3,000 and $61,000, respectively, of product to Epic Boats. The customer deposits balance received from Epic Boats at June 30, 2014 and 2013 is approximately $136,000 and $138,000, respectively. There were no receivables outstanding from Epic Boats as of June 30, 2014.

Promoters and Certain Control Persons

The Reverse Acquisition resulted in a change of control by issuance of our securities to the following entities and individuals:

•	Christopher Anthony. Mr. Anthony, our director and former Chief Executive Officer and President, is one of our major shareholders which beneficially owns approximately 12.8% of our common stock.
•	Esenjay Investments, LLC. Esenjay Investment, LLC is one of our major shareholders which beneficially own approximately 52.2% of our common stock. Mr. Michael Johnson, our director, is the director and shareholder of this entity.
•	James Gevarges. Mr. Gevarges, our former director, is one of our major shareholders who beneficially own approximately 6.7% of our common stock.

Director Independence

We currently do not have any independent directors as the term “independent” is defined by the rules of the Nasdaq Stock Market.

Conflicts of Interest

We do not have any written procedures in place to address conflicts of interest that may arise between our business and the future business activities of directors or executive officers.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2016 annual meeting of stockholders, they must deliver a written copy of their proposal no later than [__], 2015. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

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Proposals to be submitted for the Annual Meeting

A stockholder may wish to have a proposal presented at the 2016 annual meeting, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Company at its principal executive offices on or before November 25, 2015 (45 calendar days prior to the anniversary of the mailing date of the Notice ), then such proposal shall be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c).

If the date of our 2016 annual meeting has been changed by more than 30 days from the date of our 2015 annual meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2016 annual meeting.

Mailing Instructions

Proposals should be delivered to Flux Power Holdings, Inc., c/o Secretary, 985 Poinsettia Avenue, Suite A, Vista, California 92081. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to c/o Flux Power Holdings, Inc., c/o Secretary, 985 Poinsettia Avenue, Suite A, Vista, California 92081, or by telephone at (877) 505-3589 specifying whether the communication is directed to the entire Board or to a particular director. Submitting stockholders should indicate they are a stockholder of our company. Company personnel will screen stockholder communications and depending on the subject matter, will: forward the inquiry to the Executive Chairman of our Board of Directors, who may forward the inquiry to a particular director if the inquiry is directed towards a particular director; forward the inquiry to the appropriate personnel within our company (for instance, if it is primarily commercial in nature); attempt to handle the inquiry directly (for instance, if it is a request for information about our company or a stock-related matter); or not forward the inquiry if it relates to an improper or inappropriate topic or is otherwise irrelevant.

ADDITIONAL INFORMATION

Other Matters

The Board of Directors does not know of any matter other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

A COPY OF THE COMPANY’S FORM 10-K FOR FISCAL YEAR 2014 IS INCLUDED AS PART OF THE COMPANY’S ANNUAL REPORT ALONG WITH THIS PROXY STATEMENT, WHICH ARE AVAILABLE AT www. fluxpwr.com.

Available Information

The Company maintains an internet web site at http://www.fluxpwr.com. The Company files reports with the Securities and Exchange Commission and makes available free of charge on or through this web site its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including all amendments to those reports. These are available as soon as is reasonably practicable after they are filed with the SEC. All reports mentioned above are also available from the SEC’s web site (http://www.sec.gov). The information on the Company’s web site or any report the Company files with, or furnishes to, the SEC is not part of this proxy statement.

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If you have any questions about the actions described above, you may contact the Company at 985 Poinsettia Avenue, Suite A, Vista, California 92081; Telephone (877) 505-3589.

By Order of the Board of Directors

By:
Ron Dutt,
December [__], 2014	Chief Executive Officer

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APPENDIX A

FLUX POWER HOLDINGS, INC.

2014 EQUITY INCENTIVE PLAN

FLUX POWER HOLDINGS, INC.

a Nevada Corporation

2014 EQUITY INCENTIVE PLAN

1.          PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through grants of Awards. This Plan is not intended to replace any current plan of, or awards issued by, the Company, nor will it limit the ability of the Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 28.

2.          ADOPTION AND STOCKHOLDER APPROVAL. The Board adopted the Plan on November 19, 2014, subject to the effectiveness of the Amended and Restated Articles of Incorporation to increase the Company’s authorized shares of common stock from 145,000,000 to 300,000,000 (the "Effective Date"). This Plan will be effective on the Effective Date and continuance of the Plan for Incentive Stock Options shall be subject to approval by the Stockholders within twelve (12) months after the date the Plan is adopted. Such Stockholder approval shall be obtained in the manner and to the degree required under the applicable laws. No Award will be granted after termination of this Plan but all Awards granted prior to termination will remain in effect in accordance with their terms. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3.          TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4.          SHARES SUBJECT TO THIS PLAN.

4.1.          Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be ten million (10,000,000) (the “Maximum Number”). Not more than the Maximum Number of shares of Stock shall be granted in the form of Incentive Stock Options. Shares issued under the Plan will be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

4.1.1.          Future Awards. Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) and the number of shares of Stock withheld to satisfy a Participant’s minimum tax withholding obligations will be added back into the Maximum Number and will be available for the grant of an Award under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award will be counted against the Maximum Number.

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However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award will not again be made available for re-grant under the Plan.

4.1.2.          Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants.

4.1.3.          Reserve of Shares. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

i.            Grants. The grant of an Award will reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

ii.         Outstanding. While an Award is outstanding, it will be counted against the authorized pool of Shares regardless of its vested status.

4.2.          Adjustments. Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award will always be a whole number and the Administrator will make such adjustments as are necessary to insure Awards of whole Shares.

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4.3.          Limitations on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 4.2), the Maximum Number of Shares of Stock with respect to one or more Options that may be granted during any one fiscal year under the Plan to any one Participant will be one million (1,000,000). Determinations under the preceding sentence will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section will not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.

4.4.          No Repricing. Absent stockholder approval, neither the Administrator nor the Board will have any authority, with or without the consent of the affected holders of Awards, to “reprice” an Award in the event of a decline in the price of Shares after the date of their initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with re-granting of Awards at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

4.5.          No Reloading. No Option will provide for the automatic grant of replacement or reload Options upon the Participant exercising the Option and paying the Exercise Price by tendering Shares of Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the stockholders of the Company.

4.6.          Maximum Number Limitations. From the date this Plan was first adopted until twenty four (24) months thereafter, the Company shall not increase the Maximum Number except as may be required pursuant to Section 4.2.

5.          ADMINISTRATION OF THIS PLAN.

5.1.          Authority. Authority to control and manage the operation and administration of this Plan will be vested in a committee consisting of two (2) or more members of the Board (the “Committee”) or in the Board acting as the Committee if no formal Committee is created by the Board. It is intended that the directors appointed to serve on the Committee will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member will fail to qualify under either of the foregoing requirements will not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and will serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Committee.

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5.2.          Interpretation. Subject to the express provisions of this Plan, the Administrator will have the exclusive power, authority and discretion to:

(1)         construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;

(2)         select Participants;

(3)         determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations. Determinations made by the Administrator under this Plan need not be uniform but may be made on a Participant-by-Participant basis;

(4)         determine the number of Shares or other consideration subject to Awards;

(5)         determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(6)         prescribe the form of each Award Agreement, which need not be identical for each Participant;

(7)         further define the terms used in this Plan;

(8)         correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(9)         provide for rights of refusal and/or repurchase rights;

(10)       amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Participant so consents;

(11)        prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(12)        make all other determinations necessary or advisable for the administration of this Plan.

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5.3.          Decisions Binding. Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan will be final and binding. The Administrator will not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.

5.4.          Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee will be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct, gross negligence, or bad faith and without reasonable belief that it was in the best interests of the Company, arising out of or related to this Plan. The Company will pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section will apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used on this section will include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.          GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

6.1.          Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator will determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Shares underlying a grant of an Option may be in the form of Restricted Stock or Unrestricted Stock.

Further, subject to the express provisions of this Plan, the Administrator will specify the Grant Date, the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator.

The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

6.2.          General Terms and Conditions. Except as otherwise provided herein, the Options will be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

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6.2.1.          Exercise of Option. The Administrator may determine in its discretion whether any Option will be subject to vesting and the terms and conditions of any such vesting. The Award Agreement will contain any such vesting schedule.

6.2.2.          Option Term. Each Option and all rights or obligations thereunder will expire on such date as will be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Stockholder”)), and will be subject to earlier termination as hereinafter provided.

6.2.3.          Exercise Price. The Exercise Price of any Option will be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased will be made in accordance with Section 9 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an Exercise Price in excess of the Fair Market Value on the Grant Date.

6.2.4.          Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.2.5.          Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option will be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant only the Participant, his guardian or legal representative may exercise an Option, except that Non-Qualified Stock Options may be transferred to a Participant's former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.

At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets (collectively “Family Member”). The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion will be the same as those in effect for the Option immediately prior to such assignment and will be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

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Notwithstanding anything to the contrary in the Plan, the Award or any charter, by-laws or other instrument or document governing or applicable to the Options or Shares, if and to the extent the Administrator determines that it is necessary to rely on the 12h-1(f) Exemption with respect to the Options outstanding under this Plan, each Option, including any Option granted prior to, on or after the date of any such determination by the Administrator, will be further restricted as follows, if applicable:

(A)          The Options and, prior to exercise, the Shares to be issued upon exercise of the Options will be restricted as to transfer by the Optionee other than to persons who are Family Members through gift or domestic relations order, or to an executor or guardian of the Optionee upon the death or disability of the Optionee, until the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is no longer relying on the 12h-1(f) Exemption; provided, that the Optionee may transfer the Options to the Company, or in connection with a change of control or other acquisition transaction involving the Company, if, after such transaction, the Options will no longer be outstanding, and the Company no longer will be relying on the 12h-1(f) Exemption; and

(B)          The Options, and the Shares issuable upon exercise of such Options, will be restricted as to any pledge, hypothecation or other transfer, including any short position, any “put equivalent position” (as defined in Rule 16a-1(h) of the Exchange Act), or any “call equivalent position” (as defined in Rule 16a-1(b) of the Exchange Act) by the Optionee prior to exercise of an Option, except in the circumstances permitted until the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is no longer relying on the 12h-1(f) Exemption.

6.2.6.          Beneficiaries. Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. If no beneficiary has been designated or survives the Participant, payment will be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.

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6.2.7.      Exercise After Certain Events.

i.            Termination of Employment - Employee/Officer

(1)         Incentive Stock Options.

(a)          Termination of All Services. If for any reason other than retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant Terminates employment with the Company (including employment as an Officer of the Company), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder)).

(b)          Continuation of Services as Consultant. If a Participant granted an Incentive Stock Option terminates employment but continues as a Consultant or in a similar capacity to the Company or any of its Subsidiaries, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser or greater period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Stockholder). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

(c)          Right to Extend Exercise Period. Notwithstanding Section 6.2.7(i)(1)(a) above, a Participant may, in the manner determined by the Administrator pursuant to the Award Agreement, need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within such period as specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

(2)         Non-Qualified Stock Options.

(a)          Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant terminates employment with the Company (including employment as an Officer of the Company), vested Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

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(b)          Continuation of Services as Consultant. If a Participant Terminates employment but continues as a Consultant or in a similar capacity to the Company or any of its Subsidiaries, Participant need not exercise the Option within three (3) months of Termination but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser or greater period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

(c)          Right to Extend Exercise Period. Notwithstanding Section 6.2.7(i)(2)(a) above, a Participant may, in the manner determined by the Administrator pursuant to the Award Agreement, provide that need not exercise the Option within three (3) months of Termination but will be entitled to exercise within such period as specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).

ii.         Retirement. If a Participant ceases to be an employee of the Company (including as an officer of the Company) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but will be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if a Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as will entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

iii.         Permanent Disability and Death. If a Participant becomes permanently and totally Disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an Officer of the Company) or death occurs three (3) months thereafter, vested Options then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for an Incentive Stock Option awarded to a Ten Percent Stockholder).

6.3.          Limitations on Grant of Incentive Stock Options.

6.3.1.          Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Participant under any other plan of the Company or any Subsidiary, will not exceed $100,000. For purposes of this Section, all Options in excess of the $100,000 threshold will be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted.

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6.3.2.          Compliance with Section 422 of the Code. There will be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

6.3.3.          Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Subsidiary of the Company.

6.4           Risk And Financial Information Pursuant To The 12h-1(F) Exemption. Notwithstanding anything to the contrary in the Plan, the Award or any charter, by-laws or other instrument or document governing or applicable to the Options or Shares, if and to the extent the Administrator determines that it is necessary to rely on the 12h-1(f) Exemption with respect to the Options outstanding under the Plan, and until the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act or is no longer relying on the 12h-1(f) Exemption, the Company will, subject to the last sentence of this Section 6.4, provide to each Optionee the information described in Rules 701(e)(3), (4) and (5) under the Securities Act every six months with the financial statements required to be provided thereunder being not more than 180 days old and with such information provided either by physical or electronic delivery to each Optionee or by written notice to each Optionee of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The information described in Rules 701(e)(3), (4) and (5) consists of (i) information about the risks associated with investment in Options and the Shares purchased upon exercise of an Option, (ii) the Company’s financial statements required to be furnished by Part F/S of Form 1-A under Regulation A of the Securities Act, and (iii) if the Company is relying on Rule 701(d)(2)(ii) under the Act to use the total assets of the Company to determine the amount of Options that may be granted, the financial statements of the Company. The Company may request that the Optionee agree to keep the information to be provided pursuant to this Section 6.4 confidential and shall not be required to provide such information if an Optionee does not agree to keep the information confidential.

7.          RESTRICTED STOCK AWARDS.

7.1.          Grant of Restricted Stock Awards. Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Administrator (a “Restricted Stock Award”). All Restricted Stock Awards will be evidenced by an Award Agreement.

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7.2.          Issue Date and Vesting Date. At the time of the grant of shares of Restricted Stock, the Administrator will establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such Shares. The Administrator may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock will be issued in accordance with the provisions of Section 7.6. Provided that all conditions to the vesting of a share of Restricted Stock imposed hereto are satisfied, such share will vest and the restrictions will cease to apply to such share.

7.3.         Conditions to Vesting. Restricted Stock will be subject to such restrictions on or conditions to vesting as the Administrator may impose (including, without limitation, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Administrator may specify as provided for in this Plan, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based, or upon the satisfaction of performance goals as provided for in this Plan, as the Administrator determines at the time of the grant of the Award or thereafter.

7.4.          Voting and Dividends. Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may require that any dividends paid on Restricted Stock will be held in escrow until all restrictions on such Restricted Stock have lapsed and/or the Administrator may provide that any dividends paid on Restricted Stock must be reinvested in Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction will be subject to the restrictions applicable to the original Award.

7.5.          Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company; provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. The Company also will have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

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7.6.           Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator will determine. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Participant’s benefit pursuant to the provisions of this Plan until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse or (ii) such certificates will be delivered to the Participant, provided, however, that such certificates will bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

7.7.          Restrictions on Transfer Prior to Vesting. Unless otherwise provided, prior to the vesting of Restricted Stock, Restricted Stock Awards, granted under this Plan, and any rights and interests therein, including the Restricted Stock itself, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant, a Restricted Stock Award and any rights and interests therein, will be exercisable only by the Participant, and any election with respect thereto may be made only by the Participant. Any attempt to transfer a Restricted Stock Award or any rights and interests therein including the Restricted Stock itself, will be void and unless the Administrator determines in its sole and absolute discretion that the attempt was inadvertent or unintentional, such Award, including the Restricted Stock itself and any rights and interests therein, will be forfeited by the Participant.

7.8.          Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions as provided by the Administrator will cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend referenced with respect to such restriction. Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or otherwise pursuant to this Plan.

8.          UNRESTRICTED STOCK AWARDS. The Administrator may, in its sole discretion, award Unrestricted Stock to any Participant as a stock bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 7 of this Plan.

9.          PAYMENT FOR SHARE PURCHASES.

9.1.          Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the sole discretion of the Administrator and where permitted by law as follows:

9.1.1.          Cancellation of Indebtedness. By cancellation of indebtedness of the Company to the Participant.

9.1.2.          Surrender of Shares. By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months or lesser period if the surrender of Shares is otherwise exempt from Section 16 of the Exchange Act and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares.

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9.1.3.          Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Participant to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a =           net Shares to be issued to Participant

b =           number of Awards being exercised

c =           Fair Market Value of a Share

d =           Exercise price of the Awards

9.1.4.          Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

9.1.5           Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as will be permitted by applicable corporate law.

10.         WITHHOLDING TAXES.

10.1.          Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a “deemed net-stock exercise,” the Company may require the Participant to remit to the Company by cash, or check payable to the Company, an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the Company will have the authority and right to deduct or withhold an amount sufficient to satisfy federal, state, and local taxes and FICA withholding requirements with respect to such transactions. Any such payment must be made, or any such withholding may be made, promptly when the amount of such obligation becomes determinable.

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10.2.          Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes. The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares of Stock owned by the Participant for more than six (6) months, unless the delivery of the Shares is otherwise exempt from Section 16 of the Exchange Act. A Participant who has made an election pursuant to this Section 10.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The shares of Stock so applied or delivered for the withholding obligation will be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

11.         PROVISIONS APPLICABLE TO AWARDS.

11.1.          Acceleration. The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Award granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Award and (iii) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share. In order to avoid the deemed grant of a new Option, any amendment to an Incentive Stock Option must comply with the requirements of Section 424 of the Code and the applicable regulations thereunder.

11.2.          Compliance with Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers will comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

11.3.          Performance Goals. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Participant that is or is expected to become a Covered Employee will be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total stockholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above, and will be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan will be deemed amended to the extent deemed necessary by the Administrator to conform to such requirements. If an Award is made on such basis, the Administrator will establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than ninety (90) days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

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In addition, to the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services, and (ii) performance goals will be established not later than ninety (90) days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

11.4.          Compliance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement will be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

11.5.          Section 280G of the Code. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a “parachute payment” (as defined in Section 280G of the Code), all such payments will be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

11.6.          Cancellation of Awards. In the event a Participant’s Continuous Services has been terminated for “Cause,” he or she will immediately forfeit all rights to any and all Awards outstanding. The determination by the Board that termination was for Cause will be final and conclusive. In making its determination, the Board will give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Should any provision to this Section be held to be invalid or illegal, such illegality will not invalidate the whole of this Section, but rather this Plan will be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties will be construed and enforced accordingly.

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12.         PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Company will issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

13.         RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions will be set forth in the Award Agreement evidencing the Award.

14.         CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.         ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.

16.         SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

16.1.          Compliance With Applicable Laws. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award will bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

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16.2.          Rule 16b-3 Exemption. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Awards granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and will not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17.         No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.

18.         ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards will not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.

19.         DISSOLUTION, LIQUIDATION, MERGER.

19.1.          Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash or stock, or combination thereof, as determined by the Board, to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such option assumed by the surviving corporation and, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 20 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined. The exercise or vesting of any Award that was permissible solely by reason of this section and the applicable Award Agreement will be conditioned upon the consummation of the applicable event. Upon consummation of such dissolution, liquidation, merger, consolidation, combination, reorganization or sale of substantially all of the assets, any outstanding but unexercised Options not otherwise canceled, assumed or substituted as provided for above, will terminate.

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19.2.          Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation (“Survivor Event”), the Board, as it was comprised before the Survivor Event, will determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board will determine, in its sole and absolute discretion, when the Company will be deemed to survive for purposes of this Plan.

20.         CHANGE OF CONTROL. The Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated “change of control” in the Company, to fully vest all outstanding Awards. A “change of control” will mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred.

21.         DEFERRAL OF AWARDS. The Administrator may permit or require the deferral of payment or settlement of any Stock Award subject to such rules and procedures as it may establish. Payment or settlement of Options may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.

22.         NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If any Participant will, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Participant will notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

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23.         TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that stockholder approval will be required for the following types of amendments to this Plan: (i) any increase in Maximum Number of Shares issuable under the Plan or the maximum number of Shares available as Incentive Stock Options, except for a proportional increase in the Maximum Number or maximum number of Shares available as Incentive Stock Options, as a result of stock split or stock dividend or (ii) a change in the class of Employees entitled to be granted Incentive Stock Options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law. No Awards will be made after the termination of the Plan. At any time and from time to time, the Administrator may amend or modify any outstanding Award or Award Agreement without approval of the Participant; provided, however, that no amendment or modification of any Award will adversely affect any outstanding Award without the written consent of the Participant; provided further, however, that the original term of any Award may not be extended unless it would not cause the provisions of Section 409A, 422, or 424 of the Code to be violated. No termination, amendment, or modification of the Plan will adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Administrator will have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

24.         TRANSFERS UPON DEATH; NONASSIGNABILITY. Upon the death of a Participant outstanding Awards granted to such Participant including Options and Stock may be transferred and exercised only by the executor or administrator of the Participant's estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution in accordance with and as provided for in this Plan. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Except as otherwise provided, no Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

25.         FAILURE TO COMPLY. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Administrator, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

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26.         GOVERNING LAW. Except to the extent preempted by any applicable federal law, this Plan and the rights of all persons under this Plan will be construed in accordance with and under applicable provisions of the laws of the State of California, without reference to the principles of conflicts of laws thereunder.

27.         MISCELLANEOUS. Except as specifically provided in a retirement or other benefit plan of the company or a related entity, Awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a related entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This Plan is not a “retirement plan” or “welfare plan” under the Employee Retirement Income Security Act of 1974, as amended.

28.         DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“12h-1(f) Exemption” means the exemption from registration under Section 12(g) of the Exchange Act by operation of Rule 12h-1(f) of the Exchange Act.

“Administrator” means the Committee appointed by the Board to administer this Plan or if there is no such Committee, the Board itself.

“Award” means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award, or Unrestricted Stock Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means, termination of employment of a Participant for cause under the Company's generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Committee appointed by the Board to administer this Plan.

“Company” means Flux Power Holdings, Inc., a Nevada corporation, or any successor corporation, and its Subsidiary as the context so warrants.

“Consultant” means any consultant or advisor to the Company or any of its Subsidiaries who may be offered securities registrable on Form S-8 under the Securities Act or pursuant to an offer that is exempt from registration requirement under the Securities Act.

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“Continuous Service” means that the provision of services to the Company or a Subsidiary in any capacity of employee, director or Consultant that is not interrupted or terminated. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Subsidiary, or any successor, in any capacity of employee, director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of employee, director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence will include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave as determined by the Administrator. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee will be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.

“Disability” or “Disabled” means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, “Disability” or “Disabled” will mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Participant's Disability, Disability will have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.

“Effective Date” has the meaning set forth in Section 2.

“Eligible Person” means any (i) director, officer or employee of the Company or any of its Subsidiaries who, in the opinion of the Committee, is rendering valuable services to the Company or any of its Subsidiaries, or (ii) Consultant to the Company or any of its Subsidiaries.

“Employee” means any and all employees of the Company or of a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

“Exercise Agreement” has the meaning set forth in Section 6.2.4.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means on the date in question:

21

(i)          Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system, the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”). If no sales are reported as having occurred on the Value Date, fair market value will be that closing sales price for the last preceding trading day on which sales of Stock are reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value will be the closing sales price for the first sale following the grant date and if no sale follows the grant date for five (5) trading days then the fair market value will be the closing bid for Stock on the Value Date or the trading date preceding the Value Date. If Stock is listed on multiple exchanges or systems, fair market value will be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.

(ii)         Stock Quoted by Securities Dealer. If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value will be the closing bid for the Stock on the Value Date or the trading date preceding the Value Date. If no prices are quoted for the Value Date or the trading date preceding the Value Date, fair market value will be the arithmetic mean between the high bid and low asked prices on the Value Date or the trading day preceding the Value Date. Otherwise, fair market value will be determined using any other reasonable method using actual transactions in such Stock as reported by such market.

(iii)        No Established Market. If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value based upon a reasonable application of a reasonable valuation method.

“Grant Date” means the date when the Company completes the corporate action necessary to create the legally binding right constituting an Award, as provided in Section 409A of the Code and the regulations thereunder.

“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

“Issue Date” means the date established by the Administrator on which stock certificates representing shares of Restricted Stock will be issued by the Company pursuant to the terms of this Plan.

“Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 6.

22

“Optionee” means the holder of an Option.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this Flux Power Holdings, Inc. 2012 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 7.

“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shares” means shares of the Company’s Stock reserved for issuance under this Plan, as adjusted pursuant to this Plan, and any successor security.

“Stock” means the Common Stock, $.001 par value, of the Company, and any successor entity.

“Stock Award” means an Award of Restricted Stock or Unrestricted Stock.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Ten Percent Stockholder” has the meaning set forth in Section 6.2.2.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, or Consultant of the Company or any of its Subsidiaries. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months, or if longer, so long as reemployment with the Company granting the option or the corporation assuming or substituting an option under Section 1.424-1(a) of the Income Tax Regulations upon the expiration of such leave is guaranteed by contract or statute.

“Unrestricted Stock Award” means an award of Shares pursuant to Section 8.

“Vesting Date” will mean the date established by the Administrator on which a Share of Restricted Stock may vest.

23

FLUX POWER HOLDINGS, INC.
ATTN:RONALD DUTT
985 POINSETTIA AVE. SUITE A
VISTA, CA 92081

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	
THE COMPANY NAME INC. - CLASS A	
THE COMPANY NAME INC. - CLASS B	
THE COMPANY NAME INC. - CLASS C	
THE COMPANY NAME INC. - CLASS D	
THE COMPANY NAME INC. - CLASS E	
THE COMPANY NAME INC. - CLASS F	
THE COMPANY NAME INC. - 401 K	

CONTROL # → 0000000000000000

SHARES
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Timothy Collins 02 Ronald F. Dutt 03 Christopher A. Anthony 04 Michael Johnson

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	3 years	2 years	1 year	Abstain
6 To recommend, by non-binding vote, the frequency of executive compensation vote.	☐	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000223316_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

FLUX POWER HOLDINGS, INC.
Annual Meeting of Shareholders
February 17, 2015 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Timothy Collins and Ronald F. Dutt, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FLUX POWER HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM, PST on 2/17/2015, at the 985 Poinsettia Ave., Suite A, Vista, CA 92081, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000223316_2 R1.0.0.51160

Continued and to be signed on reverse side